LOGO

                              NOMINATION LETTER

AMERICAN AXLE & MANUFACTURING
Mr. Rennie Young
Minato Kirimura Bldg. 7F
3-6-1, Minato, Chuo-ku
Tokyo 104, JAPAN

                                                                    8 Aug. 1998

RE:  I190/GMT355 *** MODEL YEAR Axle Complete: Front & Rear
R.F.Q. No:  600046218

Dear Mr. Young:

On behalf of the General Motors/Isuzu Joint Purchasing Activity, I am pleased to inform you that AMERICAN AXLE & MANUFACTURING has been selected as the design/development supplier of Axle Complete: Front & Rear for the *** I190/GMT355 program.

This decision was based upon, among other things, your quotation to us as follows:

New Business Agreement:
      Part numbers, Price & Tooling (NAO): See attached sheet.
      This pricing is "returnable", F.O.B. Sellers plant *** with GM being responsible for the "returnable" containers. ***

      Part numbers, Price & Tooling (Brazil):  See attached sheet.
      This pricing is "returnable", F.O.B. Buyer's plant with GM being responsible for the "returnable" containers. Main component(s) of Rear Axle Complete will be manufactured in Seller's plant ***, assembled in Seller's plant *** and delivered to GM ***. Front Axle Complete will be manufactured in Seller's plant *** and delivered *** to GM ***

      Pre-production Piece Cost and Tooling:
      All Pre-production parts (PP2, 1-ken, M-ken, etc.) will be provided at ***. There will be *** pre-production ("soft") tools.

      Supplier Integration:
      AMERICAN AXLE & MANUFACTURING has agreed to the attached "Supplier Integration" Roles & Responsibility chart. AMERICAN AXLE & MANUFACTURING is responsible for Vehicle validation only in the case what Axle Complete characteristics or performance affects to vehicle evaluations.

      Engineering, Design, Validation Costs:
      ***

      Set Up Charge Alpha, beta, Prototype:
      ***

      Long-term Agreement:
      AMERICAN AXLE & MANUFACTURING ***.

      SPO service Parts Agreement:
      AMERICAN AXLE & MANUFACTURING agree to sell to SPO above part price at production levels for at least *** beyond the last production year of functional part.

      Currency Clause for Brazil - I190/GMT355 Axle complete: Front & Rear Payment for these parts for Brazil will be paid in ***. Front axles which are manufactured in the U.S. will be paid in ***. The Supplier will work to ***

      Continuous Improvement Clause
      Awarding of this business at this pricing level does not exclude AMERICAN AXLE & MANUFACTURING to continue to work with Isuzu Engineering during the design and development phase to *** shown in the attached sheet. The level for this commodity is *** of purchase price for North America and *** of purchase price for Brazil. This program level target would be reach through cost reduction activities and scope changes to the original Statement of Requirements.

      The first result of this cost reduction *** at the meeting held July 30, 1998. Latest material cost estimation of ***, but this price will be reviewed after having formal quotation from *** supplier and agreement of AMERICAN AXLE & MANUFACTURING and ISUZU/GM.

You are requested to contact at your earliest convenience Mr. Yukitoshi Watanabe of Isuzu Engineering to commence your company's participation.

Provided that AMERICAN AXLE & MANUFACTURING participation in this design/development program is satisfactory, and that your company is able to meet or exceed the agreed-upon terms for quality, technology, price, investment/tooling (if any) and timing, we intend to issue one or more Purchase Orders for approximately 100% of our production and service part requirements.

You will be contacted shortly by me to review with you any terms and condition's additional to those of our Request for Quote and Standard Purchase Order which will apply to any of our purchases. At that time I will also review with you the procedures which will be followed should the issuance of Purchase Orders for tooling, prototypes or other items be determined by us to be necessary. In this regard, please note that AMERICAN AXLE & MANUFACTURING *** for its participation in this process unless agreed to by Yasushi Kikuchi and evidenced by a Purchase Order or Orders.

We appreciate the level of commitment which you have shown to date, and look forward to your participation in our design/development program.

Please sign below to re-confirm AMERICAN AXLE & MANUFACTURING agreement with the items listed in this nomination letter.

/s/ Rennie Young                   9/29/98
---------------------------------

Very truly yours,

/s/Yasushi Kikuchi                 9/29/98
---------------------------------
Yasushi Kikuchi
Isuzu/GM Joint Purchasing Team

cc:      Janet Sbihli          Thomas Catafay     Yukitoshi Watanabe
         Paul Haas             Tom Alig
         Yoshitaka Inouchi     Yusuke Yamane
         Warren Wolcott        Tom Metevier

QUOTATION FOR I190/GMT355

                              AXLE: FRONT & REAR

                                                   RING     LSD            PAY-
            GP'S                                   GEAR     or             LOAD     WHEEL            AAM              TARGET
 No.      PART NO.       REG     DRIVE     POS.    SIZE     SOF    ABS     (TON)    SIZE          Quotation           PRICE
----------------------------------------------------------------------------------------------------------------------------------
   2  GPS    ***       BRAZIL    4x4      FRONT    194      HLS                                ***       USD     ***       USD

   4  GPS    ***       NAO       4x4      FRONT    194      SOF                                ***       USD     ***       USD

   5  GPS    ***       BRAZIL    4x4      FRONT    194      SOF                                ***       USD     ***       USD

   1  GPS    ***       NAO       4x2      REAR     190      STD    NON        0.5     14       ***       USD     ***       USD

   2  GPS    ***       NAO       4x2      REAR     190      STD    ABS        0.5     15       ***       USD     ***       USD

   3  GPS    ***       NAO       4x2      REAR     190      LSD    ABS        0.5     15       ***       USD     ***       USD

   4  GPS    ***       NAO       4x2      REAR     220      STD    ABS        0.5     15       ***       USD     ***       USD

   5  GPS    ***       NAO       4x4      REAR     220      STD    ABS        0.5     15       ***       USD     ***       USD

   6  GPS    ***       NAO       4x2      REAR     220      LSD    ABS        0.5     15       ***       USD     ***       USD

   7  GPS    ***       NAO       4x4      REAR     220      LSD    ABS        0.5     15       ***       USD     ***       USD

   8  GPS    ***       BRAZIL    4x2      REAR     190      STD    NON        1HD     15       ***       REAL    ***       REAL

   9  GPS    ***       BRAZIL    4x4      REAR     190      STD    NON        1HD     15       ***       REAL    ***       REAL

  10  GPS    ***       BRAZIL    4x2      REAR     190      STD    ABS        1HD     15       ***       REAL    ***       REAL

  11  GPS    ***       BRAZIL    4x4      REAR     190      STD    ABS        1HD     15       ***       REAL    ***       REAL

  12  GPS    ***       BRAZIL    4x2      REAR     190      LSD    NON        1HD     15       ***       REAL    ***       REAL

  12  GPS    ***       BRAZIL    4x4      REAR     190      LSD    NON        1HD     15       ***       REAL    ***       REAL

  14  GPS    ***       BRAZIL    4x2      REAR     190      LSD    ABS        1HD     15       ***       REAL    ***       REAL

  15  GPS    ***       BRAZIL    4x4      REAR     190      LSD    ABS        1HD     15       ***       REAL    ***       REAL

  16  GPS    ***       BRAZIL    4x2      REAR     220      STD    NON        1HD     15       ***       REAL    ***       REAL

  17  GPS    ***       BRAZIL    4x4      REAR     220      STD    NON        1HD     15       ***       REAL    ***       REAL

  18  GPS    ***       BRAZIL    4x2      REAR     220      STD    ABS        1HD     15       ***       REAL    ***       REAL

  19  GPS    ***       BRAZIL    4x4      REAR     220      STD    ABS        1HD     15       ***       REAL    ***       REAL

  20  GPS    ***       BRAZIL    4x2      REAR     220      LSD    NON        1HD     15       ***       REAL    ***       REAL

  21  GPS    ***       BRAZIL    4x4      REAR     220      LSD    NON        1HD     15       ***       REAL    ***       REAL

  22  GPS    ***       BRAZIL    4x2      REAR     220      LSD    ABS        1HD     15       ***       REAL    ***       REAL

  23  GPS    ***       BRAZIL    4x4      REAR     220      LSD    ABS        1HD     15       ***       REAL    ***       REAL
                                                                                          NAO       ***
                                                                   FRONT
(Mil. $)                                                                               BRAZIL       ***

                                                                                        TOTAL       ***
                                                           -----------------------------------------------------------------------
                                                                                          NAO       ***

                                                                   REAR                BRAZIL       ***

                                                                                        TOTAL       ***
                                                           -----------------------------------------------------------------------
                                                                          TOTAL                     ***

PRICE REDUCTION COMMITMENT          (%)                                                             ***

PROTOTYPE PRICE                                                                                 ***

       * Quotes Condition                                              Information
       Axle Complete shall include                          COST                                  LSD              ***
         Axle Case with BRKT, Carrier ASM, Oil                BREAK-DOWN                          ABS              ***
         Axle Shaft, Hub & BRG, and Related Parts              for                                220 RING GEAR    ***
         Brake Drum, ABS Sensor and Harness                   SPECIFICATION                       GAW
         ASM Fee for Brake                                     (USD)                              15" WHEEL        ***
       Exchange rate for *** shall be ***.                                                        4X2/4X4          ***
                                                                                                  BREAK DRUM       ***
                                                           -----------------------------------------------------------------------

                                 Definitions

SOURCE SELECTION - Ownership and leadership of the source selection.

PACKAGE VEHICLE - Perform interface packaging.

ENGINEERING/APPEARANCE CRITERIA (DC/ICL/UCL) - Identify criteria relative to the subsystem. Provide feedback to ISZ and/or GM Design Center on issue resolution.

CLAY MODELING - Fabricate production clay models as required, balanced with manufacturing criteria for appropriate ISZ and/or GM approvals.

COMPONENT DESIGNS (MATH DATA) - Develop component designs relative to the Design Section of the SOR.

VEHICLE INTEGRATION - VTS, MSS, SSTS, SERVICE & NAO STRATEGIES - Implement all appropriate VTS, MSS, SSTS, Service and NAO Strategies relative to the subsystem design and execution.

COMPONENT SPECIFICATIONS - Develop component level specifications or execute the ISZ and/or GM provided specification.

FINAL SSTS/CTS - Completion of the program specific SSTS/CTS

APPLICATION ENGINEERING OF COMPONENTS - Perform application engineering of components.

DESIGN RELEASE - Develop appropriate EWO's for release and approval within the VEC per the SOR Engineering and Design requirements.

PRE GATE REVIEWS - Prepare and present subsystem requirements/status at Pre Gate Reviews for approval by VEC.

VEHICLE ASSEMBLY ISSUES - identify, root cause and receive all vehicle assembly plant issues utilizing the 5 step- process.

MATH MODELING APPLICATIONS - Develop and perform the appropriate math modeling analysis relative to the successful development of the subsystem.

COMPONENT TESTS (LAB) - Develop and conduct appropriate subsystem and component tests which would enable the successful development of the subsystem.

VEHICLE TESTS (HPG, FPG and/or DPG, MPG) - Conduct appropriate vehicle level tests to assess system performance relative to meeting the Functional Requirements.

OCCUPANT PERFORMANCE - Perform/analyze and develop the appropriate Occupant Performance.

VEHICLE INTEGRATION - Execute integration of the subsystem into the vehicle.

COMPONENT TESTS (LAB) - Validate subsystem.

VEHICLE TEST (HPG, FPG and/or DPG, MPG) - Conduct appropriate vehicle level validation tests to assure successful compliance of the subsystem performance relative to the Functional Requirements.

OCCUPANT PERFORMANCE - Perform/analyze and validate the appropriate Occupant Performance.

OPERATION SEQUENCE - PAD (VEHICLE PLANT) - Develop appropriate operation sequence relative to the installation of components/subsystem per the BOP requirements.

EQUIPMENT SPECS (VEHICLE PLANT) - Develop appropriate vehicle assembly equipment specifications.

BUILD EQUIPMENT (VEHICLE PLANT) - Fabrication of plant equipment if required.

PHASE 3, FIELD/SERVICE ISSUE - identify and receive field and service issues.

                                  Appendix A

I190/GMT355                     Product to be Supplied Roles & Responsibilities                         R    A   S   I

Supplier Integration    LEGEND: I=ISUZU ENGINEERING  R=Responsible,  A =Approval                   1    I
                                and/or GENERAL MOTORS ENGINEERING  S =Support,                     2    I
     NAQ/GMB                   S=Suppliers                   I = Inform                            3    S    I   I
                                                                                                   4    S            I
---------------------------------------------------------------------------------------------------------------------------
NOTE: THIS IS A GENERIC
PARTS LIST. REFER TO THE
VTS & SSTS FOR SPECIFIC
TO THE VTS & SSTS FOR
SPECIFIC PARTS                           Design             Release                Develop       Validate     Process
---------------------------------------------------------------------------------------------------------------------------
                                 *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *    *   *   *   *
                                 *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *    *   *   *   *
SUBSYSTEM/COMPONENT              *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *    *   *   *   *
---------------------------------------------------------------------------------------------------------------------------
***                              1   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   2   2   2
         ***                     4   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   -   -   -
         ***                     3   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   -   -   -
         ***                     1   2   2   -   3   2   3   3   3   3   3   3   3   2   -   2   3   2   -   -   -   -
         ***                     4   3   2   -   3   2   3   3   3   3   4   3   3   3   -   3   3   3   -   -   -   -
         ***                     4   2   2   -   3   2   3   3   3   3   3   3   3   3   -   3   3   3   -   -   -   -
         ***                     1   2   2   -   3   2   3   3   3   3   3   3   3   2   -   2   3   2   -   -   -   -

***                              4   2   2   -   4   2   3   3   3   3   3   3   3   3   -   3   3   3   -   -   -   -
         ***                     1   2   2   -   3   2   3   3   3   3   3   3   3   2   -   3   3   2   -   -   -   -
         ***                     4   3   3   -   4   4   4   4   3   4   4   4   4   4   -   4   4   4   -   -   -   -
         ***                     4   3   3   -   4   4   4   4   3   4   4   4   4   4   -   4   4   4   -   -   -   -
         ***                     4   3   3   -   4   4   4   4   3   4   4   4   4   4   -   4   4   4   -   -   -   -

                                  Appendix A

I190/GMT355                     Product to be Supplied Roles & Responsibilities                         R    A   S   I

Supplier Integration    LEGEND: I=ISUZU ENGINEERING  R=Responsible,  A =Approval                   1    I
                                and/or GENERAL MOTORS ENGINEERING  S =Support,                     2    I
     NAQ/GMB                   S=Suppliers                   I = Inform                            3    S    I   I
                                                                                                   4    S            I
---------------------------------------------------------------------------------------------------------------------------
NOTE: THIS IS A GENERIC
PARTS LIST. REFER TO THE
VTS & SSTS FOR SPECIFIC
TO THE VTS & SSTS FOR
SPECIFIC PARTS                           Design             Release                Develop       Validate     Process
---------------------------------------------------------------------------------------------------------------------------
                                 *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *    *   *   *   *
                                 *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *    *   *   *   *
SUBSYSTEM/COMPONENT              *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *    *   *   *   *
---------------------------------------------------------------------------------------------------------------------------
***                              1   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   2   2   2
         ***                     4   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   -   -   -
         ***                     4   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   -   -   -
         ***                     4   3   2   -   3   2   3   3   3   3   4   3   3   3   -   3   3   3   -   -   -   -
         ***                     1   2   2   -   3   2   3   3   3   3   3   3   3   2   -   3   3   2   -   -   -   -
         ***                     3   2   2   -   3   2   3   3   3   3   3   3   3   3   -   2   3   3   -   -   -   -

                                                               Attachment I

NEGOTIATION CHECKLIST                                                            STATUS
Requirements:

Agreement to GM NAO & Brazil RFQ Terms and Conditions except Thailand            ***

Agreement to ISZ RFQ Terms and Conditions except Thailand                        ***

Agreement to SOR/SSTA except Thailand                                            ***

3 years Service Parts at Production Prices Agreement                             ***

Detailed Quote Breakdown                                                         ***

Quoted in Future Economics at SOP                                                ***

Equal Partner Proposal (10% Target)                                              ***

Currency (NA=USD, Brazil=Real)                                                   ***

IPTV Targets                                                                     ***

Confirmation of Manufacturing Locations for NAO/GME/LAO/APO                      ***

Current Product Savings Proposal by Program                                      ***

Engineering Support (supplier integration, Development, etc.)                    ***

Quoted F.O.B. Buyer's Plant for Brazil - all duty, tax, customer fees paid by    ***
seller

Packaging included?  Brazil                                                      ***

Confirm Computer Capabilities with UG and CATIA?                                 ***

QS 9000 Status/ISO 9000 (Confirmation)                                           ***

MNS-2 Payment term                                                               ***

Engineering Exchange Program                                                     ***

Negotiation Issues:

Long Term Proposal                                                               ***

Zero Production Tooling                                                          ***

List/Timing of Tools supplier Needs to Build at No Cost                          ***

Pre-Production Piece Price = Production                                          ***

Manufacturing plan/Capacity Plan/LCR/MCR (15% greater than RFQ Daily             ***
Requirement)

Part Specific Issues/Confirmation:

Quote Axle complete with Axle case, Carrier Asm., Axle Shaft, Brake Drum, Hub
& Brg. ABS Sensor Asm. with pigtail                                              ***

Logistic and Management for Rear Brake                                           ***

Signatures:

Buyer:  Y. Kukuchi

Supplier:  American Axle & Manufacturing

***           IPTV COMMITMENTS I190/GMT355 - FRONT & REAR AXLES

                                 ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 360 DAYS:         ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 720 DAYS:         ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 1080 DAYS"        ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 1440 DAYS:        ***          ***         ***         ***         ***         ***         ***         ***
                                   Supplier     Supplier    Supplier    Supplier    Supplier    Supplier    Supplier    Supplier
    Warranty                      Commitment   Commitment  Commitment  Commitment  Commitment  Commitment  Commitment  Commitment
    Exposure        Model Year       IPTV         IPTV        IPTV        IPTV        IPTV        IPTV        IPTV        IPTV
------------------ ------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***

LOGO           IPTV COMMITMENTS I190/GMT355 - FRONT & REAR AXLES

                                 ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 360 DAYS:         ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 720 DAYS:         ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 1080 DAYS"        ***          ***         ***         ***         ***         ***         ***         ***
IPTV TARGET AT 1440 DAYS:        ***          ***         ***         ***         ***         ***         ***         ***
                                   Supplier     Supplier    Supplier    Supplier    Supplier    Supplier    Supplier    Supplier
    Warranty                      Commitment   Commitment  Commitment  Commitment  Commitment  Commitment  Commitment  Commitment
    Exposure        Model Year       IPTV         IPTV        IPTV        IPTV        IPTV        IPTV        IPTV        IPTV
------------------ ------------- ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 360 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ******        ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
 720 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1080 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***
1440 days          ***           ***          ***         ***         ***         ***         ***         ***         ***

                                                                  Attachment II

                     ATTACHMENT TO NEGOTIATION CHECKLIST

Equal Partner Proposal *** - American Axle & Manufacturing's understanding of this request is that Isuzu/GM have established a target of *** of the material cost for the I 190/GMT 355 vehicle to be minority supplier content. Isuzu/GM is requesting that AAM participate as an equal partner to help Isuzu/GM achieve the target.

Based on AAM's understanding, AAM will give consideration to the target when conducting component sourcing for this I 190/GMT 355 Program in order to help Isuzu/GM achieve the target. Any supplier selected as a component source for the program must meet all of AAM's and the vehicle performance requirements, and meet appropriate criteria in quality and service as required by AAM.

Current Product Savings Proposal by Program - All of AAM's existing business with General Motors is covered by Lifetime Program Contracts. Certain of the LPC's ***have negotiated price reduction in future years.

                    American Axle and Manufacturing, Inc.
                    Isuzu 190/GMT355 Front and Rear Axles
                           Manufacturing Locations

NAO Front and Rear Axles
Brazil Front Axles

***
***
***
***




Brazil Rear Axles

***
***
***